UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Global Consumer Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

It has been just over a year since our fund began operations on June 27, 2016. We continue to utilize the insights of our global consumer research platform to identify the best ideas within the consumer sector, which we believe offers a particularly broad and attractive set of investment opportunities around the world in a variety of market environments.

PERFORMANCE REVIEW

Our fund returned 12.39% through the period ended June 30, 2017, compared with 12.88% for the benchmark MSCI All Country World Index Consumer Discretionary & Consumer Staples ex Automobile & Components Large-Cap Index. Stock selection in consumer staples, along with a positive contribution from selected technology stocks, positively impacted the performance of the fund. This was offset by negative stock selection in consumer discretionary, primarily in the U.S. retail sector.

MARKET ENVIRONMENT

Global stocks surged throughout the first six months of 2017, with many indexes across the globe reaching record highs. Strong corporate earnings, many outpacing expectations, were a key driver of market gains, especially in the U.S. The U.S. market generally shrugged off two interest rate increases from the Federal Reserve, President Donald Trump’s domestic political controversies, and Republicans’ failed attempts to repeal the Affordable Care Act. In Europe, a stronger euro, modest economic progress, and expectations of normalizing interest rates all drove equities higher. Political uncertainty ebbed following the results of the French presidential election and the snap elections in the UK. Asian developed markets were also broadly positive as Japan reported higher levels of private consumption, exports, imports, and inflation. Finally, emerging markets outperformed stocks in developed markets throughout the period as investors favored potentially higher-yielding assets.

Nine of 11 sectors in both the MSCI All Country World Index and the S&P 500 Index advanced. Only two sectors in both indexes, energy and telecommunication services, posted notably lagging returns. Information technology performed the best—driven by outsized gains in a handful of technology and Internet stocks—followed by health care and consumer discretionary. All three sectors produced double-digit returns. On the other hand, energy stocks fell the most, as crude oil prices slipped into a bear market amid a persistent global oversupply of oil.

Consumer discretionary stocks modestly outperformed consumer staples in the six-month period, while global consumer stocks overall modestly outperformed the broader global market.

PORTFOLIO STRATEGY AND POSITIONING

We are not exclusively a growth or a value fund. Our philosophy is to find the best risk-adjusted opportunities throughout the world, agnostic to style. Generally, the fund is likely to have a bias to high-quality companies that are not secularly challenged.

Within the consumer staples sector, our holdings are concentrated in food products, tobacco, and household products. Within consumer discretionary, our emphasis is on Internet retail, Internet media, hotels, restaurants, and specialty retail. Our allocations to these categories shifted during the period. Notably, we increased our Internet and direct marketing holdings and reduced our exposure to specialty retail stocks.

Our stock selection in consumer staples and technology contributed to performance, but stock section in consumer discretionary, mainly confined to U.S.-based companies, detracted. While macroeconomic indicators like consumer confidence were robust, we were seeing more mixed data points on demand from the companies we follow. In general, we saw that consumers were spending more on durables (such as housing and automobiles) and experiences but less on consumer goods such as apparel. The secular headwinds on traditional brick-and-mortar retail have also increased significantly with continued growth in online retail.

During the period, we reduced our exposure to North America, which represents about 60% of the fund’s assets, as we found more attractive opportunities in other parts of the world. We shifted those proceeds into Europe and Japan. (Since inception, we have moved from significantly overweight in North America and underweight in Japan to slightly underweight in North America and overweight in Japan.) Assets in Japan account for 7%, up from 3% at the end of last year. Europe, our second-largest allocation behind North America, accounts for about 22% of assets.

Given our view that we are in a late-cycle environment, we are focused on identifying stocks that can generate performance in a rising market, while providing some downside protection in a market downturn. Nestle—one of our largest holdings in the consumer staples sector and the largest processed food manufacturer in the world—can perform well, in our opinion, regardless of the broader market environment. Nestle has stepped up cost-cutting and is focused on improving growth and operating margins under a new CEO who had a strong track record of performance prior to joining Nestle. The stock outperformed the market during the period, and we believe it is well positioned. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Tobacco product manufacturers Philip Morris International and British American Tobacco were both strong contributors. The market recognized the growth potential of Philip Morris’ iQOS product, a new heat-not-burn tobacco system, which significantly reduces the harmful effects of smoking. We believe that the stock stands to benefit from iQOS global expansion. We also added to our position in British American Tobacco, currently our largest bet versus the benchmark, since we believe its reduced-risk portfolio of tobacco products is not fully appreciated by the market. We are also constructive on the company’s recently announced purchase of 58% of Reynolds American that it did not already own, positioning it well for solid growth in the United States.

We also believe the disruption of many traditional business models within the consumer sectors by online competitors is a durable theme, and the Internet remains one of our top industry convictions in the portfolio. During the period, Amazon.com and Priceline were among our best contributors to the fund.

While we attempted to be selective within retail, given the challenging secular dynamics, our exposure within this segment was still our largest detractor in the period. Pharmacy retailer Walgreens Boots Alliance, auto parts retailers AutoZone and O’Reilly Automotive, and sports products retailer Dick’s Sporting Goods were all among the worst detractors in the portfolio. We eliminated Dick’s Sporting Goods after we concluded that the secular retail headwinds from the shift toward online retail more than overwhelmed any benefit the company would see from the bankruptcies of several of its competitors. Overall, we reduced exposure to retail during the period and are now underweight this subsector.

We are generally more constructive on retailers that own their own brands, and our stock selection in luxury and apparel during the period was a solid contributor to performance. Coach did very well, and it is a good example of our belief that retailers that own their own brands, with more limited wholesale exposure, will prove more resilient in the current market. Designer footwear retailer Jimmy Choo and sportswear retailer Puma were both strong performers in the period. We eliminated both stocks during the period after they achieved our price targets.

We believe that the housing market will remain strong. Homeowners are spending more of their income at chains Home Depot and Lowe’s, and we think that the trend will continue. Home Depot, in particular, was a top contributor for the portfolio during the performance period.

Marriott was another strong performer for the fund. We think that its durability and ability to perform through the cycle are underappreciated in the market, and we continued to add to our position during the period. We expect Marriott’s integration with Starwood Hotels will also be a net positive and will aid in its market growth.

New holdings added to the portfolio include Edgewell Personal Care, which makes shaving and skin care products. We believe it is attractively valued, has strong potential to increase its margins, and could be a potential acquisition target. We also added Alibaba Group Holding, China’s largest e-commerce company, which we believe will continue to leverage its extremely strong position in a number of verticals in China to drive strong returns.

INVESTMENT OUTLOOK

As we move into the second half of 2017, we think the most likely economic scenario is modest growth, similar to what we have experienced since the global financial crisis. However, we think there is a higher probability of a downturn over the next few years than a reacceleration of growth. Consumer discretionary and consumer staples stocks continue to offer strong long-term growth potential, and we believe that our portfolio’s modest tilt toward more defensive stocks is poised to capture strong long-term performance.

Geographically, we believe North America offers good, durable opportunities, though valuations have become somewhat extended. Economic growth in Europe and Japan is likely to continue, and we are actively looking for ideas in China, though we are aware of the country’s high debt levels and slowing growth.

In the current environment, we believe it is particularly important to focus on investing in high-quality companies with robust franchises, significant cash flows, solid balance sheets, and management teams that we trust to create value.

Respectfully submitted,

Jason Nogueira
Chairman of the fund’s Investment Advisory Committee

July 24, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI All Country World Index Consumer Discretionary & Consumer Staples ex Automobile & Components Large-Cap Index: The index includes consumer staples and consumer discretionary stocks, excluding automobiles and components companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Amazon.com	6.4%
Nestle	5.3
British American Tobacco	4.6
Philip Morris International	4.3
Walgreens Boots Alliance	3.2
PepsiCo	3.0
Priceline	3.0
Comcast	2.9
Procter & Gamble	2.6
Unilever	2.5
Alibaba Group Holding	2.3
Starbucks	2.2
Energizer Holdings	2.1
Anheuser-Busch Inbev	2.0
Home Depot	1.9
Liberty Broadband	1.9
Mondelez International	1.8
Marriott	1.6
Coach	1.6
Diageo	1.6
Altria Group	1.6
Tyson Foods	1.6
Colgate-Palmolive	1.5
Yum! Brands	1.5
Lowe's	1.3
Total	64.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/17	6/27/16 [1] Through 12/31/16
NET ASSET VALUE		
Beginning of period	$ 10.09	$ 10.00
Investment activities		
Net investment income[2]	0.04[3]	0.03[3]
Net realized and unrealized gain / loss	1.21	0.14
Total from investment activities	1.25	0.17
Distributions		
Net investment income	–	(0.04)
Net realized gain	–	(0.04)
Total distributions	–	(0.08)
NET ASSET VALUE		
End of period	**$ 11.34**	**$ 10.09**

Ratios/Supplemental Data

Total return[4]	12.39%	1.70%[3]
Ratio of total expenses to average net assets	1.06%[3][5]	1.06%[3][5][6]
Ratio of net investment income to average net assets	0.83%[3][5]	0.67%[3][5]
Portfolio turnover rate	42.3%	28.4%
Net assets, end of period (in thousands)	$ 12,786	$ 9,475

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) See Note 5. Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/19.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized
(6) See Note 5. Includes investment-related costs borne by the fund in excess of the expense limitation. (See Note 5).

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 0.7%		
Common Stocks 0.7%		
MercadoLibre (USD)	360	90
Total Argentina (Cost $66)		90
BELGIUM 2.1%		
Common Stocks 2.1%		
Anheuser-Busch InBev	2,366	261
Total Belgium (Cost $259)		261
BRAZIL 1.6%		
Common Stocks 1.6%		
BRF	10,837	128
Lojas Renner	9,146	76
Total Brazil (Cost $210)		204
CANADA 1.1%		
Common Stocks 1.1%		
Alimentation Couche-Tard, Class B	2,929	140
Total Canada (Cost $130)		140
CHINA 5.0%		
Common Stocks 4.5%		
Alibaba, ADR (USD) (1)	2,130	300
Ctrip.com International, ADR (USD) (1)	2,000	108
Tencent Holdings (HKD)	4,500	161
		569

Common Stocks - China A shares 0.5%		
Kweichow Moutai (CNH)	1,000	70
		70
Total China (Cost $497)		639
GERMANY 0.9%		
Common Stocks 0.9%		
Beiersdorf	1,129	119
Total Germany (Cost $117)		119
HONG KONG 0.5%		
Common Stocks 0.5%		
Samsonite International	15,900	67
Total Hong Kong (Cost $45)		67
ITALY 1.2%		
Common Stocks 1.2%		
Moncler	2,466	58
Yoox Net-A-Porter (1)	3,286	91
Total Italy (Cost $130)		149
JAPAN 7.1%		
Common Stocks 7.1%		
Asahi Group	4,000	151
Fast Retailing	300	100
Japan Tobacco	4,500	158
Nintendo	300	101
Recruit Holdings	9,000	155
Seven & i Holdings	3,500	144

Welcia Holdings	2,800	104
Total Japan (Cost $862)		913

NETHERLANDS 2.5%

Common Stocks 2.5%

Unilever, GDR	5,803	320
Total Netherlands (Cost $276)		320

SWEDEN 1.2%

Common Stocks 1.2%

Essity Aktiebolag, B Shares (1)	4,320	118
Svenska Cellulosa, B Shares	4,320	33
Total Sweden (Cost $123)		151

SWITZERLAND 5.3%

Common Stocks 5.3%

Nestle	7,718	673
Total Switzerland (Cost $558)		673

THAILAND 0.5%

Common Stocks 0.5%

CP All	33,200	61
Total Thailand (Cost $59)		61

TURKEY 0.5%

Common Stocks 0.5%

Ulker Biskuvi Sanayi	10,891	69
Total Turkey (Cost $64)		69

UNITED KINGDOM 8.7%

Common Stocks 8.7%

British American Tobacco	8,679	591
Burberry	6,029	131
Diageo	6,868	203
Nomad Foods (USD) (1)	6,100	86
Reckitt Benckiser	965	98
Total United Kingdom (Cost $953)		1,109

UNITED STATES 58.7%

Common Stocks 58.7%

Altria Group	2,723	203
Amazon.com (1)	841	814
AutoZone (1)	133	76
Coach	4,405	208
Colgate-Palmolive	2,620	194
Comcast, Class A	9,596	373
Denny's (1)	9,000	106
Dollar General	1,369	99
Dr Pepper Snapple	1,789	163
Edgewell Personal Care (1)	3,600	274
Facebook, Class A (1)	1,065	161
Hershey Foods	856	92
Home Depot	1,617	248
Jack in the Box	1,319	130
Kraft Heinz	1,015	87
L Brands	2,472	133
Liberty Broadband, Class C (1)	2,813	244
Lowe's	2,203	171
Marriott, Class A	2,101	211
Michaels (1)	5,184	96
Mondelez International	5,207	225

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $11,196)	$	12,476
Receivable for investment securities sold		294
Due from affiliates		41
Cash		26
Dividends receivable		17
Receivable for shares sold		12
Foreign currency (cost $4)		4
Other assets		172
Total assets		13,042
Liabilities		
Payable for investment securities purchased		70
Due to affiliates		8
Payable for shares redeemed		7
Investment management fees payable		7
Other liabilities		164
Total liabilities		256
NET ASSETS	$	12,786
Net Assets Consist of:		
Undistributed net investment income	$	48
Accumulated undistributed net realized loss		(13)
Net unrealized gain		1,280
Paid-in capital applicable to 1,127,635 shares of $0.01 par value capital stock outstanding; 18,000,000,000 shares of the Corporation authorized		11,471
NET ASSETS	$	12,786
NET ASSET VALUE PER SHARE	$	11.34

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Consumer Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,221,000 and $4,731,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2016, the fund had $42,000 of available capital loss carryforwards.

At June 30, 2017, the cost of investments for federal income tax purposes was $11,238,000. Net unrealized gain aggregated $1,238,000 at period-end, of which $1,410,000 related to appreciated investments and $172,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through April 30, 2019. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $155,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and $4,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of June 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 62% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. The Board did not specifically review the fund’s performance at the Meeting since the fund has recently began operations on June 27, 2016. On the basis of this evaluation and factoring in the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and non-management expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflect the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. However, there were not a sufficient number of funds in the Expense Group to meaningfully rank within quintiles. The information provided to the Board for the Expense Group indicated that the fund’s contractual management fee ranked third out of the five funds in the Expense Group, the fund’s actual management fee rate ranked first out of the five funds in the Expense Group, and the fund’s total expenses ranked second or third out of the five funds in the Expense Group. The information provided to the Board for the Expense Universe indicated that the fund’s actual management fee ranked in the first quintile, and the fund’s total expenses ranked in the second and third quintiles.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of the fund’s limited operating history and a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 17, 2017